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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): November 20, 2003



                                 Dillard's, Inc.
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             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)



          1-6140                                           71-0388071
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 (Commission File Number)                                (I.R.S. Employer
                                                        Identification No.)

              1600 Cantrell Road
            Little Rock, Arkansas                                 72201
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    (Address of Principal Executive Offices)                     (Zip Code)

                                 (501) 376-5200
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)




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Item 7.       Financial Statements and Exhibits
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99       Press Release dated November 20, 2003

Item 12.      Results of Operations and Financial Condition.
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                  On November 20, 2003, the registrant issued a press release announcing its financial results for the 13 weeks ended November 1, 2003. A copy of the press release is furnished as Exhibit 99.






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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     DILLARD'S, INC.



DATED: November 20, 2003                    By:    James I. Freeman
       -----------------                       ---------------------
                                            Name:  James I. Freeman
                                            Title: Senior Vice President &
                                                   Chief Financial Officer




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                                  EXHIBIT INDEX

Exhibit No.            Description
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    99             Press Release dated November 20, 2003.